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                                                                   EXHIBIT 10.26

                                 CIT GROUP INC.
                       FORM OF INDEMNIFICATION AGREEMENT

    THIS Indemnification Agreement ("Agreement") is made as of this     day of
     , 2002, by and among CIT Group Inc. (Del), a Delaware corporation ("CIT
Delaware"), CIT Group Inc., a Nevada corporation ("CIT Nevada"), and [        ]
("Indemnitee").

    WHEREAS, the Company (as defined below) desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law;
and

    WHEREAS, the Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance; and

    WHEREAS, the Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited;

    NOW, THEREFORE, the Company and Indemnitee hereby agree as follows:

1. GENERAL. CIT Delaware and CIT Nevada shall collectively be referred to herein as the "Company," and the parties hereto agree that all obligations and liabilities of the Company hereunder shall be joint and several obligations and liabilities of each of CIT Delaware and CIT Nevada.

2.  INDEMNIFICATION.

    (a) THIRD PARTY PROCEEDINGS. Subject to Section 1(c), the Company shall indemnify Indemnitee if Indemnitee is or was a party to any threatened, pending or completed action, suit, arbitration or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of CIT
Delaware or CIT Nevada) by reason of the fact that he or she is or was, at any time on or after April 25, 2002, (1) a director, officer, employee or agent of CIT Delaware or CIT Nevada, (2) named in a registration statement filed by CIT
Delaware under the Securities Act of 1933, as amended, as a person who is about to become a director of CIT Delaware, or (3) serving at the request of CIT
Delaware or CIT Nevada as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

    (b)  PROCEEDINGS BY OR IN THE RIGHT OF THE COMPANY.  Subject to
Section 1(c), the Company shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of CIT Delaware or CIT Nevada to procure a judgment in its favor by reason of the fact that he or she is or was, at any time on or after April 25, 2002, (1) a director, officer, employee or agent of CIT Delaware or CIT Nevada, (2) named in a registration statement filed by CIT Delaware under the Securities Act of 1933, as amended, as a person who is about to become a director of CIT Delaware, or (3) serving at the request of CIT
Delaware or CIT Nevada as a director, officer, employee or agent of another corporation, partnership,
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joint venture, trust or other enterprise, against expenses (including attorneys'
fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to CIT Delaware or CIT Nevada unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Delaware
Court of Chancery or such other court shall deem proper.

    (c) AUTHORIZATION. Any indemnification under this Agreement (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1(a) or (b). Such determination shall be made
(a) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum, (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (c) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (d) by the stockholders. To the extent, however, that Indemnitee has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith, without the necessity of authorization in the specific case.

3.  EXPENSES; INDEMNIFICATION PROCEDURE.

    (a)  ADVANCE OF EXPENSES.  Expenses (including attorneys' fees) incurred by
Indemnitee in defending any civil, criminal, administrative or investigative action, suit or proceeding described in Section 1(a) or (b) hereof shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company as authorized under this Agreement.

    (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to his or her right to be indemnified under this Agreement, give the Company notice in writing as soon as reasonably practicable of any claim made against Indemnitee for which indemnification is or will be sought under this Agreement. Notice to the Company shall be directed to the Company at the address shown in Section 11 of this Agreement (or such address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

    (c) PROCEDURE. If a claim under Section 1 hereof is not paid in full by the Company within ninety (90) days after a written claim has been received by the Company, or a claim under Section 2(a) hereof for an advancement of expenses is not paid in full by the Company within thirty (30) days after a written claim has been received by the Company, Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Company to recover an advancement of expenses pursuant to Section 2(a), Indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit, including any reasonable attorneys' fees. In any suit by the Company to recover an advancement of expenses pursuant to Section 2(a), the Company shall be entitled to recover such expenses, upon a final judicial decision from which there is no further right to appeal that Indemnitee has not met the standards of conduct which makes it permissible under applicable law for the Company to indemnify

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Indemnitee for the amounts claimed. Neither the failure of CIT Delaware or CIT
Nevada (including their respective board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such suit that indemnification of Indemnitee is proper in the circumstances because
Indemnitee has met the standards of conduct which makes it permissible under applicable law for CIT Delaware or CIT Nevada, as applicable, to indemnify
Indemnitee for the amounts claimed, nor an actual determination by CIT Delaware or CIT Nevada (including their respective board of directors, independent legal counsel, or stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by Indemnitee, be a defense to such suit. In any suit brought by Indemnitee to enforce a right to indemnification or to an advancement of expenses pursuant to
Section 2(a) hereunder, or by the Company to recover an advancement of expenses pursuant to Section 2(a), the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Agreement or otherwise shall be on the Company.

    (d) NOTICE TO INSURERS. If, at the time of the receipt of a notice of a claim pursuant to Section 2(b) hereof, CIT Delaware or CIT Nevada has director and officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

    (e) SELECTION OF COUNSEL. In the event the Company shall be obligated under Section 1 hereof to pay the expenses of any proceeding against Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld or delayed, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, or
(B) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

4.  ADDITIONAL INDEMNIFICATION RIGHTS: NONEXCLUSIVITY.

    (a) SCOPE. Notwithstanding any other provision of this Agreement, the Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted from time to time by the Delaware General Corporation Law as the same presently exists or may hereafter be amended (but, if permitted by applicable law, in the case of any amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than permitted prior to such amendment) or any other applicable law as presently or hereafter in effect. In the event of any change in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors, an officer or other corporate agent, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

    (b) NONEXCLUSIVITY. The indemnification and advancement of expenses provided by or granted pursuant to this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may be entitled under any Certificate of Incorporation, Bylaws, any other agreement or contract, any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

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5.  PARTIAL INDEMNIFICATION.  If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him or her in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

6. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement.

7. EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement;

    (a) EXCLUDED ACTS. To indemnify Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under the Delaware General Corporation Law; or

    (b)  CLAIMS INITIATED BY INDEMNITEE.  To indemnify or advance expenses to
Indemnitee with respect to a proceeding (or part thereof) initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to a proceeding (or part thereof) brought to enforce a right to indemnification under this Agreement and except with respect to a proceeding (or part thereof) authorized or consented to by the board of directors of CIT Delaware or CIT
Nevada; or

    (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

    (d) INSURED CLAIMS. To indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) to the extent paid directly to or on behalf of Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance; or

    (e) CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities that is deemed, pursuant to a final judicial decision from which there is no further right to appeal, in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

8.  CERTAIN DEFINITIONS.  For purposes of this Agreement, references to "the
Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Agreement with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Agreement, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan;

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and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

9. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original.

10. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon CIT Delaware and CIT Nevada and their respective successors and assigns
(including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of CIT
Delaware or CIT Nevada, respectively), and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representative and assigns.
Each of CIT Delaware and CIT Nevada shall require and cause any successor
(whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all or substantially all of such entity's business or assets expressly to assume and agree to perform this Agreement in the same manner and to the same extent that such entity would be required to perform if no such succession had taken place.

11. ATTORNEY'S FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this agreement or to enforce or interpret any of terms of this Agreement, Indemnitee shall be entitled to be paid all costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

12. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing, shall be deemed received three business days after the date postmarked if sent by domestic certified or registered mail, properly addressed, or if sent otherwise, when such notice shall actually be received, and shall be delivered by Federal Express or a similar courier, personal delivery, certified or registered air mail, or by facsimile transmission. Addresses for notice to either party are as follows (or at such other addresses for a party as shall be specified by like notice):

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
if to the Company:  CIT Group Inc.
                    650 CIT Drive
                    Livingston, New Jersey 07039
                    Attn: General Counsel
                    Facsimile: (973) 740-5087

if to Indemnitee:

13. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any action or

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proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.

14. CHOICE OF LAW. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

15. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provision of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

16. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

17. CONTINUATION OF INDEMNIFICATION. The indemnification and advancement of expenses provided by, or granted pursuant to, this Agreement shall, unless otherwise provided when authorized or ratified, continue as to Indemnitee after Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, administrators and personal representatives of Indemnitee.

18. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

19. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.

20.  NO CONSTRUCTION AS EMPLOYMENT AGREEMENT.  Nothing contained in this
Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

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
                                                       CIT GROUP INC. (DEL)

                                                       By:
                                                            -----------------------------------------
                                                            Robert J. Ingato, EVP
                                                            Date:
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
                                                       CIT GROUP INC.

                                                       By:
                                                            -----------------------------------------
                                                            Robert J. Ingato, EVP
                                                            Date:

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
                                                            [INDEMNITEE]

                                                            -----------------------------------------
                                                            Date:

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